UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 5, 2003

Date of Report (Date of earliest event reported)

000-49656

Commission File Number

-----------------------------------

WITNET INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada, U.S.A.                                                                                               87-0772357

(State or other jurisdiction of                                                                              (I.R.S. Employer

 incorporation or organization)                                                                           Identification No.)

3200 Dufferin Street, Suite 404, Toronto, Ontario, Canada M6A 2T3

(Address of principal executive offices)

(416) 783-5771

(Issuer's telephone number, including area code)

N/A

(Former name, former address and former fiscal year,

if changed since last report)

Item 1.   Changes in Control of Registrant

        (a)    On September 5, 2003, the Registrant ("Witnet") and KSign Co. Ltd. ("Ksign"), a Korean corporation, executed a Share Exchange Agreement (the "Agreement") whereby the Registrant agreed to acquire all of the issued and outstanding capital interests and/or shareholdings of Ksign.  The Agreement was effective from October 5, 2003 and the combination of these entities will be treated as a purchase for accounting purposes, with Ksign becoming a wholly-owned subsidiary of the Registrant on closing.

    The source of the consideration used by Ksign stockholders to acquire their interest in the Registrant is the exchange of 100% of the outstanding securities of Ksign.

    The principal terms of the Agreement were:

            1.    The acquisition of 100% of the outstanding securities of Ksign in exchange for 32,800,000 shares of the Registrant's common stock ("restricted securities"), as outlined in Exhibit A of the Agreement. At the closing, there will be no more than 47,600,000 post-agreement outstanding shares of common stock of the Registrant.

             2.    The Registrant's Board of Directors will appoint three individuals designated by Ksign to assume open director seats to be filled upon the closing or earlier election of appointed directors.

             3.    Prior to the completion of the Agreement, there will be no more than 14,800,000 issued and outstanding shares of the Registrant's common stock.  Following completion of the Agreement, there will be no more than  47,600,000 outstanding shares of common stock.

    A copy of the Agreement including all material exhibits and related instruments accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference.

        (b)(i)    To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock prior to the closing of the Agreement, and the share holdings of the then members of management:

NAME	POSITIONS HELD	SHARES OWNED	PERCENTAGE
Nix Co. Ltd.		24,177,533	17.6
Mun Su Han	CEO/President/Director	9,567,174	6.9
Jason Chung	CFO/Director	2,000,000	1.5
Martin Lapedus	Secretary/Treasurer/Director	330,000	0.2

        (b)(ii)    To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock following the closing of the Agreement, and the share holdings of the new members of management:

NAME	POSITIONS HELD	SHARES OWNED	PERCENTAGE
Ki-Yoong Hong	CEO/President/Director	67,767,300	14.2
Jiran Software Co., Ltd		28,500,000	6.0
Samsung Venture Fund No. 5		25,333,650	5.3
Nix Co., Ltd.		24,177,533	5.1
Seoung Rag Choi	Director	12,350,000	2.6
Hong-Kee Lee	Secretary/Treasurer/Director	332,500	0.1

Item 2.     Acquisition or Disposition of Assets

        (a) See Item 1.

    The consideration exchanged under the Agreement was negotiated at "arms length," and the directors and executive officers of the Registrant used criteria used in similar uncompleted proposals involving the Registrant in comparison to those of Ksign; Ksign's present and past business operations; the future potential of Ksign; its management; and the potential benefit to the stockholders of the Registrant. The directors determined that the consideration for the exchange was reasonable, under these circumstances.

    No director, executive officer or five percent or more stockholder of the Registrant had any direct or indirect interest in Ksign or were Ksign stockholders prior to the completion of the Agreement.

        (b) The Registrant is a successor to and intends to continue the business operations conducted and intended to be conducted by Ksign, consisting of providing PKI-based solutions for the advancement of internet security.  In addition, with the endeavors poured into R&D of PKI solutions, it has also developed many applications from Extranet Access Management to Key Management Infrastructure to PKI-based Conditional Access System and to Secure Web and Application Transaction dealing with the usability and deployment aspects of PKI.

MANAGEMENT

Directors and Executive Officers

The members of the Board of Directors of Ksign serve until the next annual meeting of the stockholders or until their successors have been elected. The officers serve at the pleasure of the Board of Directors. The following are the directors and executive officers of Ksign:

NAME	POSITION	HELD POSITION SINCE
Ki-Yoong Hong	CEO/President/Director	2000
Seoung Rag Choi	Director	1999
Hong Kee Lee	Secretary/Treasurer/Director	2002

Dr. Ki-Yoong Hong graduated from Cheon Nam National University, Korea in 1985 with the degree of Bachelor of Computer Science.  He continued his studies at Chung-Ang University, Korea where he obtained his graduate degree of Masters of Computer Science.  In 1996, Dr. Hong completed his Ph.D. of Computer Engineering at Ajou University, Korea.  During the period 1985 to 2001, Dr. Hong was recognized with many awards for his works including the Chairman of National Intelligence Service (Korea) in 1996, Presidential Prize Winner, Republic of Korea (Korea) in 2000 and Digital eLeader Prize Winner, Digital Times (Korea) in 2001.  Dr. Hong has been the CEO of KSign Co., Ltd. since 2000.  Previously, Dr. Hong had been a director of Korea Information Security Agency from 1995 to 2000.  During that period, Dr. Hong held additional role of being the chairman of 'IT System Security Subcommittee under Committee on Information Security Technology', as well as being invited to a member of committee of many other technology forums or institutes in Korea.  From 1985 to 1995, Dr. Hong had served as a senior researcher at ETRI (Electronics and Telecommunications Research Institute), a famous national research institute in Korea (1985 to 1995).  Due to his great achievements in studies and works of his career, he is regarded as one of the leading technical expert in security technology in Korea.

Mr. Seoung-Rag Choi attended Chungnam National University in Korea, where he obtained the degree of Bachelor of Computer Science in 1995, and Master of Computer Science in 2003.  Mr. Choi has been the Chief Technology Officer and Vice President of KSign Co., Ltd. since the inception of the company in 1999.  Prior to serving as CTO of KSign, he had been the Chief of Research Laboratory of JiranSoft, a leading software company in Korea, from 1996 to 1999.  Mr. Choi has extensive experience in providing leadership in Research and Development projects in the field of security technology.  He is a key technical leader of KSign, since he designed and developed most of the company's products and led many of the company's key Research and Development projects.

Mr. Hong-Kee Lee graduated from Ajou University in Korea with the degree of Bachelor of Computer Science in 1994.  After graduation, Mr. Lee began his career at 'Samsung Advanced Institute of Technology' in Korea from 1994 to 2000 where he eventually became an assistant manager.  In 2000, Mr. Lee transferred to Samsung Data System and was promoted to the position of manager.  During his tenure at the Samsung companies, he was extensively involved in decisions regarding the investment funds in venture companies.  In 2002, he became the Chief Financial Officer of KSign.  Due to financial knowledge of analyzing and managing investments and ability to understand the technical side of the company's business, Mr. Lee plays a key role in management and strategic planning at KSign.

Item 3. Bankruptcy or Receivership

    None/Not Applicable

Item 4. Changes in Registrant's Certifying Accoutnant

    None/Not Applicable

Item 5. Other Events and Regulation FD Disclosure

    None/Not Applicable

Item 6. Resignations of Registrant's Directors

    Pursuant to the Registrant's Bylaws, the pre-Agreement directors and executive officers of the Registrant designated three individuals designated by Ksign and Ksign stockholders to serve on the Registrant's Board of Directors, until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (a) Financial Statements of Businesses Acquired.

        These financial statements will be provided within 75 days from the effective date of the Agreement or on or before December 18, 2003.

    (b) Pro Forma Financial Information.

    These pro forma financial statements will be provided within 75 days from the effective date of the Agreement or on of before December 18, 2003.

    (c) Exhibits.

    10.21 Corporate Combination Agreement

Item 8. Change in Fiscal Year

    None/Not Applicable

Item 9. Regulation FD Disclosure

    None/Not Applicable

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                         WITNET INTERNATIONAL, INC.

Dated: October 20, 2003                                                               /s/ Mun Su Han

                                                                                                               Mun Su Han,

                                                                                                               President

Exhibit 10.1

SHARE EXCHANGE AGREEMENT

            THIS AGREEMENT is made this 5TH day of September 2003 by and among Witnet International Inc, a Nevada corporation, hereinafter called "WTNT",  KSign

Co. Ltd. a Korean corporation, hereinafter called "KSign", and the registered shareholders of KSign, hereinafter called the "SELLING SHAREHOLDERS".

RECITALS:

            WHEREAS WTNT, which has less than 14,800,000 total outstanding shares after the recent reverse split, desires to acquire 100% of the issued and outstanding shares of the common stock of KSignin exchange for 32,800,000 authorized shares of the common stock of WTNT, pursuant to a plan of reorganization within the meaning of IRC (1986), Section 368(a)(1)(B), as amended; and

            WHEREAS the SELLING SHAREHOLDER desire to exchange 100% of the issued and outstanding  shares of the common stock of KSign, currently owned by the SELLING SHAREHOLDER, in exchange for said 32,800,000 shares of WTNT,

            NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, and to consummate the foregoing plan of reorganization, the parties hereby adopt said plan of organization and agree as follows:

ARTICLE I

EXCHANGE OF SECURITIES

            1.01  Issuance of WTNT Shares.  Subject to all of the terms and conditions of this Agreement, WTNT agrees to issue  to the SELLING SHAREHOLDERS and its nominees 32,800,000 shares of WTNT common stock in exchange for 100% of the outstanding KSign common stock, all of which are currently owned by the SELLING SHAREHOLDER.

            1.02  Transfer of KSign  Shares.  In exchange for WTNT's stock being issued to the SELLING SHAREHOLDER as above described, the SELLING SHAREHOLDER shall on the closing date and concurrent with such issuance of WTNT's common stock, deliver to WTNT 100% of the outstanding common stock of

KSign.

ARTICLE II

REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF

THE SELLING SHAREHOLDERS AND KSign

            The SELLING SHAREHOLDER and KSign hereby represent, agree and warrant that:

            2.01  Organization.  KSignis a corporation duly organized, validly existing, and in good standing under the laws of Korea and has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in any jurisdiction its business requires qualification.

            2.02  Capital.  The authorized capital stock of KSign consists of 3,196,670 common shares.  All of the issued and outstanding shares are validly issued, fully paid and non-assessable. After the execution of the actions contained in this Agreement, there will be no capital stock remaining, of any class, other than shares held by WTNT.

            2.03  Absence of Undisclosed Liabilities.  As of the date hereof, KSign does not have any material debt, liabilities or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due.

            2.04  Investigation of Financial Condition.  Without in any manner reducing or otherwise mitigating the representations contained herein, WTNT and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of KSign. KSign shall make available to WTNT and/or its attorneys all books and records of KSign.  If the transaction contemplated hereby is not completed, all documents received by WTNT and/or its attorneys shall be returned to KSign and all information so received shall be treated as confidential.

            2.05  Patents, Trade Names and Rights.  KSign owns or holds or has adequate license rights in respect of all necessary patents, trademarks, service marks, trade names, copyrights and other rights necessary to the conduct or proposed conduct of its business.

            2.06  Compliance with Laws.  KSign has complied with, and is not in violation of laws and regulations of Korea government affecting its properties or the operation of its business.

            2.07  Litigation.  KSign is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation concerning its business, assets or financial condition.  KSign is not in default with respect to any order, writ, injunction or decree of any court or agency of Korea government, nor is it engaged in any lawsuits to recover monies due to it.

            2.08  Authority.  The Board of Directors of KSign authorized the execution of this Agreement and the consummation of the transactions contemplated herein and has full power and authority to execute, deliver and perform this Agreement. This Agreement is a valid and binding obligation of KSign.

            2.09  Ability to Carry Out Obligations.  The execution and delivery of this Agreement by KSign and the performance of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (i) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset.

            2.10 Full Disclosure.  None of the representations and warranties made by the SELLING SHAREHOLDERS or KSign herein or in any exhibit, certificate or memorandum furnished or to be furnished by the SELLING SHAREHOLDER or KSign, or on either's behalf, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

            2.11  Assets.  KSign has good and marketable title to all of its property free and clear of any and all liens, claims or encumbrances.

            2.12  Indemnification.  The Selling Shareholders and KSign (each, an "Indemnifying Person") jointly and severally agree to indemnify, defend and hold harmless WTNT and each Person, if any, who controls, directly or indirectly, WTNT, each officer, director, affiliate, partner, employee and agent of WTNT and each such other Person (individually referred to as an "Indemnified Person"), from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding) arising out of or based upon (i) the transactions contemplated by this Agreement, including activities to be undertaken by WTNT in furtherance of such transactions, (ii) any untrue statement or alleged untrue statement  of a material fact contained in any statement or document of the Company or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any representation or warranty of the Selling shareholders and KSign made in this Agreement or any document delivered by them in connection herewith being untrue when made or deemed made or any breach of any obligation of the Selling Shareholders and KSign under this Agreement.  Any loss, claim, damage, liability, cost or expense found in a final judicial determination not subject to appeal to be due solely to the gross negligence or willful misfeasance of an Indemnified Person shall be excluded from the indemnification and contribution rights of such Indemnified Person set forth in this Section 2.12.  The Selling Shareholders and KSign further agrees promptly upon demand by an Indemnified Person at any time or from time to time, to reimburse such Indemnified Person for, or pay, any loss, claim, damage, liability, cost or expense as to which the Selling Shareholders and KSign agreed to indemnify such Indemnified Person pursuant to this Agreement.  Notwithstanding any of the indemnification or contribution provisions contained in this Section 2.12 the Indemnifying Person shall not be required to make reimbursement or payment for any settlement effected without its written consent, which will not be unreasonably withheld, but if the settlement is made without its written consent, which will not be unreasonably withheld, or if the settlement is made with its written consent, or if there be a final judgment against an Indemnified Person in any such action or proceeding, the Selling Shareholders and KSign agrees to indemnify and hold harmless such Indemnified Person from and against any loss or liability by reason of such settlement or judgment.

 This Section 2.12 is not in lieu of but is in addition to any rights which any Indemnified Person, and any obligations which the parties or any other person, may otherwise have.  Any compliance by any party with this Section 2.12 shall not relieve such party from any liability it may otherwise have.

            2.13  Authority to Exchange.  As of the date of this Agreement, the SELLING SHAREHOLDERS hold 100% of the shares of KSign common stock.  Such shares are owned of record by the SELLING SHAREHOLDERS and such shares are not subject to any lien, encumbrance or pledge.  The SELLING SHAREHOLDERS  hold authority to exchange such shares pursuant to this Agreement. This Agreement is a valid and binding obligation the Selling Shareholders to exchange their shares of

KSign as provided for in this Agreement.

            2.14  Investment Intent.  The SELLING SHAREHOLDERS understand and acknowledge that the shares of WTNT common stock offered for exchange or sale pursuant to this Agreement are being offered in reliance upon the exemption from registration requirements of the Securities Act of 1933, as amended (the "Act") pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder for non-public offerings and make the following representations, agreements and warranties with the intent that the same may be relied upon in determining the suitability of the SELLING SHAREHOLDERS as purchasers of WTNT common stock:

            (a)  The shares of WTNT common stock are being acquired solely for the account of the SELLING SHAREHOLDERS and their nominees, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof, and with no present intention of distributing or reselling any part of the WTNT common stock acquired.

            (b)  The SELLING SHAREHOLDERS agree not to dispose of their WTNT common stock or any portion thereof unless and until counsel for WTNT shall have determined that the intended disposition is permissible and does not violate the Act or any applicable Federal or state securities laws, or the rules and regulations thereunder.

            (c)  The SELLING SHAREHOLDERS agree that the certificates evidencing the WTNT common stock acquired pursuant to this Agreement will have a legend placed thereon stating that they have not been registered under the Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of the WTNT common stock, and that stop transfer instructions shall be placed with the transfer agent for said certificate.

            (d)  The SELLING SHAREHOLDERS acknowledge that WTNT has made all records and documentation pertaining to WTNT common stock available to them and to their qualified representatives, if any, and has offered such person or persons an opportunity to ask questions and further discuss the proposed acquisition of WTNT common stock, and any available information pertaining thereto, with the officers and directors of WTNT, and that all such questions and information requested have been answered by WTNT and its officers and directors to the SELLING SHAREHOLDERS' satisfaction.

            (e)   The SELLING SHAREHOLDERS have carefully evaluated its financial resources and investment position and the risks associated with this transaction and are able to bear the economic risks of this transaction; and it has substantial knowledge and experience in financial, business and investment matters and are qualified as sophisticated investors, and is capable of evaluating the merits and risks of this transaction; and it desires to acquire the WTNT common stock on the terms and conditions set forth.

            (f)  The SELLING SHAREHOLDERS are able to bear the economic risk of an investment in the WTNT common stock.

            (g)  The SELLING SHAREHOLDERS understand that an investment in the WTNT common stock is not liquid and the SELLING SHAREHOLDERS have no need for liquidity in this investment.

            2.15    Regulations - WTNT, KSign and the SELLING SHAREHOLDERS are aware that WTNT has public shareholders and is a "shell" corporation without significant assets or liabilities, and further that public companies are subject to extensive and complex state, federal and other regulations.  Among other requirements, the SELLING SHAREHOLDERS and KSign are aware that a Form 8-K must be filed with the United States Securities and Exchange Commission within fifteen days after closing which filing requires that audited financial statements be filed within sixty days after the filing of the 8-K, and they agree that such responsibility shall be the sole responsibility of the officers and directors of WTNT.  The SELLING SHAREHOLDERS and KSign are aware of the legal requirements and obligations of public companies, understand that regulatory efforts regarding public shell transactions similar to the transaction contemplated herein has been and is currently being exerted by some states, the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (NASD), and are fully aware of their responsibilities, following closing, to fully comply will all securities laws and regulations, and agree to do so.

ARTICLE III

REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF WTNT

            WTNT represents, agrees and warrants that:

            3.01  Organization.  WTNT is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.

            3.02  Capital.  All of the issued and outstanding shares of WTNT are validly issued, fully paid and non-assessable.  All currently outstanding shares of WTNT Common Stock have been issued in compliance with applicable federal and state securities laws.

            3.03  Financial Statements.  Exhibit 3.03 to this Agreement includes WTNT's audited financial statements for its most recent fiscal year end.  The financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed throughout the period indicated and fairly present the financial position of WTNT as of the dates of the balance sheets included in the financial statements and the results of operations for the periods indicated.

            3.04  Absence of Changes.  Since the date of WTNT's most recent financial statements, there has not been any change in its financial condition or operations except for changes in the ordinary course of business.

            3.05  Absence of Undisclosed Liabilities.  As of the date of WTNT's most recent balance sheet, included in Exhibit 3.03, it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

            3.06  Tax Returns.  Within the times and in the manner prescribed by law, WTNT has filed all federal, state or local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on its most recent balance sheet for any unpaid taxes.  There are no present disputes as to taxes of any nature payable by WTNT.

            3.07  Investigation of Financial Condition.  Without in any manner reducing or otherwise mitigating the representations contained herein, KSign and the SELLING SHAREHOLDERS shall have the opportunity to meet with WTNT's accountants and attorneys to discuss the financial condition of WTNT.  WTNT shall make available to KSign and the SELLING SHAREHOLDERS all books and records of WTNT.

            3.08  Patents, Trade Names and Rights.  WTNT does not use any patents, trade marks, service marks, trade names or copyrights in its business.

            3.09  Compliance with Laws.  WTNT has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations affecting its properties, securities or the operation of its business.

            3.10  Litigation.  WTNT is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceedings, or governmental investigation concerning its business, assets or financial condition.  WTNT is not in default with respect to any order, writ, injunction or decree of any federal, state local or foreign court or agency, nor is it engaged in, nor does it anticipate it will be necessary to engage in, any lawsuits to recover money or real or personal property.

            3.11  Authority.  The Board of Directors of WTNT has authorized the execution of this Agreement and the transactions contemplated herein, and it has full power and authority to execute, deliver and perform this Agreement.

            3.12  Ability to Carry Out Obligations.  The execution and delivery of this Agreement by WTNT and the performance of its obligations hereunder will not cause, constitute, conflict with or result in (i) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other that those hereto be required, (ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in a creation or imposition of any lien, charge or encumbrance on any asset.

            3.13  Full Disclosure.  None of the representations and warranties made by WTNT herein, or in any exhibit, certificate or memorandum furnished or to be furnished by it or on its behalf, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would be misleading.

            3.14  Assets.  WTNT has good and marketable title to all of its property free and clear of any and all liens, claims and encumbrances.

            3.15  Indemnification.  WTNT agrees to indemnify, defend and hold the SELLING SHAREHOLDERS and

KSign

harmless against and in respect to any and all claims, demands, losses, cost, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorneys' fees, incurred or suffered, which arise out of, result from or relate to any breach of, or failure by WTNT to perform, any of its representations, warranties or covenants in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

            3.16  Validity of WTNT Shares.  The shares of WTNT common stock to be issued pursuant to this Agreement will be duly authorized, validly issued, fully paid and non-assessable under Nevada law.

            3.17  Trading.  The common stock of WTNT trades on the National Association of Securities Dealers' Bulletin Board.

ARTICLE IV

ACTIONS PRIOR TO CLOSING

            4.01  Investigative Rights.  Prior to the Closing Date each party shall provide to the other parties, including the parties' counsel, accountants and other authorized representatives, full access during normal business hours (upon reasonable advance written notice) to such parties' books and records.

            4.02  Conduct of Business.  Prior to the Closing Date, each party shall conduct its business in the normal course and shall not see, pledge or assign any assets, without the prior written approval of the other parties.  No party shall amend its certificate of incorporation or bylaws, declare dividends, redeem or sell stock or other securities, incur additional liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount or enter into any other transaction other than in the regular course of business.

ARTICLE V

CLOSING

            5.01 Closing.  The closing (the "Closing") of this transaction shall be held at the offices of WTNT, or such other place as shall be mutually agreed upon, at the time of the special meeting of the shareholders of WTNT which will be scheduled 30 days from the date of this agreement (the "Closing Date"):

            (a)  WTNT shall issue 32,800,000 shares of its common stock in a certificate or certificates representing such shares.

            (b) The SELLING SHAREHOLDER shall deliver the certificates representing 100% of the shares of KSign common stock (3,196,670 common shares).

            (c) WTNT shall deliver a signed consent or minutes of its Board of Directors, approving this Agreement and authorizing the matters set forth herein.

            (d)  KSign shall deliver a signed consent or minutes of its Board of Directors approving this Agreement and authorizing the matters set forth herein.

            (e) WTNT's existing Board of Directors will elect two new directors, as named by the SELLING SHAREHOLDER, to act as officers and directors of WTNT effective the Closing Date.

ARTICLE VI

MISCELLANEOUS

            6.01 Captions and Headings.  The article and paragraph headings throughout this Agreement are for convenience of reference only and shall not be deemed to define, limit or add to the meaning of any provision of this Agreement.

            6.02 No Oral Change.  This Agreement may not be changed or modified except in writing signed by the party against whom enforcement of any change or modification is sought.

            6.03 Non-Waiver.  Except as otherwise expressly provided herein, no waiver of a covenant, condition or provision of this Agreement shall be deemed to have been made unless executed in writing and signed by the party against whom such waiver is charged.  The failure of any party to insist in any one or more cases upon the performance of any covenant, condition or provision of this Agreement shall not be construed as a waiver or relinquishment for the future of any such covenant, condition or provision.  No waiver by any party of one breach by the other shall be construed as a waiver with respect to a subsequent breach.

            6.04 Time of Essence.  Time is of the essence of this Agreement and of each and every provision hereof.

            6.05 Entire Agreement.  This Agreement contains the entire agreement and understanding between the parties and supersedes all prior agreements and understandings.

            6.06 Choice of Law/Arbitration.  This Agreement and its application, shall be governed under the laws of the State of Nevada.  Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rules of the American Arbitration Association.  It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising hereunder an express condition precedent to any legal or equitable action or proceeding of any nature whatsoever.

            6.07 Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

            6.08 Notices.  All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

WTNT:

Witnet International, Inc.

3200 Duferrin Street, Suite 404

Toronto, Ontario Canada

KSign

and the SELLING SHAREHOLDER:

KSign Co., Ltd.

4th Fl. Corecess B/D , 997-4

Daechi-dong, Kangnam-gu,,

Seoul, Korea

            6.09 Expenses.  Each party shall pay their own expenses in relation to this transaction.

            6.10 Survival of Representations and Warranties.  The representations, warranties and covenants set forth in this Agreement or in any instrument, certificate, opinion or other writing provided for in it, shall survive the Closing Date.

            6.11 Further Documents.  The parties agree to execute any and all other documents and to take such other action or corporate proceedings as may be necessary or desirable to carry out the terms hereof.

            IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.

Witnet International, INC.

                                                                                    Per:__________________________

                                                                                    Name:

                                                                                    Title:

                                                                                    I have authority to bind WTNT.

KSIGN CO., LTD.

                                                                                    Per:__________________________

                                                                                    Name:

                                                                                    Title:

                                                                                    I have authority to bind KSign.

THE SELLING SHAREHOLDERS

                                                                                    Name:________________________